EXHIBIT 10.70

                             FIRST INDUSTRIAL, L.P.
                                  STANDARD FORM
                      INDUSTRIAL BUILDING LEASE SHORT FORM
                                 (Multi-Tenant)

         1. BASIC TERMS. This Section 1 contains the Basic Terms of this Lease between Landlord and Tenant, named below.

         1.1.     Date of Lease: January 22, 2004
         1.2. Landlord: First Industrial, L.P., a Delaware limited partnership
         1.3.     Tenant: Penta Pure Corporation, a Minnesota corporation
         1.4. Premises: Approximately 10,000 square feet of warehouse space in the building commonly known as Armstrong Business Center II, 980 Lone Oak Road, Suite 134, Eagan, MN ("Building").
         1.5.     Property: See Exhibit A.
         1.6. Lease Term: Month-To-Month ("Term"), commencing February 2, 2004* ("Commencement Date") and ending ("Expiration Date"). THE TERM OF THIS LEASE SHALL CONTINUE ON A MONTH-TO-MONTH BASIS AND MAY BE TERMINATED BY LANDLORD UPON FIFTEEN (15) DAYS PRIOR WRITTEN NOTICE TO TENANT AND TENANT UPON FIFTEEN (15) DAYS PRIOR WRITTEN NOTICE TO LANDLORD.
         1.7. Permitted Uses: (See Section 3) Warehouse + access through front door.
         1.8.     Security Deposit: (See Section 4) $5,500.00
         1.9. Gross Rent Payable by Tenant shall be: $5,508.33 per month. Payable in advance
         1.10.    Tenant's Proportionate Share: N/A %
         1.11. Riders to Lease: The following riders are attached to and made a part of this Lease. (If none, so state) Exhibits A - C

         2. LEASE OF PREMISES; RENT.

                  2.1. Lease of Premises for Lease Term. Landlord hereby leases the Premises to Tenant, and Tenant hereby rents the Premises from Landlord, for the Term and subject to the conditions of this Lease.

                  2.2. Types of Rental Payments. Tenant shall pay rents, payable in monthly installments as set forth in SECTION 1.9 hereof, in advance, on the first day of each and every calendar month during the Term of this Lease (the "GROSS RENT"). In the event any monthly installment of Base Rent or Additional Rent, or both, is not paid within 10 days of the date when due, a late charge in an amount equal to 5% of the then delinquent installment of Gross Rent and/or Additional Rent (the "LATE CHARGE"; the Late Charge, Base Rent and Additional Rent shall collectively be referred to as "RENT"). Payment shall be made to First Industrial, L.P., P.O. Box 70044, Chicago, IL 60673-0044, or if sent by overnight courier, First National Bank of Chicago, 7th Floor Mailroom, 525 West Monroe, Chicago, IL 60661, Attention First Industrial, L.P., Lockbox #70044 (or such entity designated as Landlord's management agent, if any, and if


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Landlord so appoints such a management agent, the "Agent"), or pursuant to such other directions as Landlord shall designate in this Lease or otherwise in writing.

         3. USE OF PREMISES AND COMMON AREAS. Tenant shall use the Premises for the purpose(s) set forth in SECTION 1.7 above and for no other purpose whatsoever. As used herein, "Common Areas" shall mean all areas within the Property that are available for the common use of tenants of the Property and that are not leased or held for the exclusive use of Tenant or other tenants or licensees, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Tenant shall have the nonexclusive right to use the Common Areas for the purpose intended, subject to such reasonable rules and regulations as Landlord may uniformly establish from time to time. Tenant shall not affix any sign of any size or character to any portion of the Property, without prior written approval of Landlord.

         4. SECURITY DEPOSIT. Simultaneously with the execution and delivery of this Lease, Tenant shall deposit with Landlord or Agent the sum set forth in
SECTION 1.8 above, in cash (the "Security"), representing security for the performance by Tenant of the covenants and obligations hereunder. If Tenant defaults in the performance of any of its covenants hereunder, Landlord may, without notice to Tenant, apply all or any part of the Security, to the extent required for the payment of any Rent or other sums due from Tenant hereunder, in addition to any other remedies available to Landlord. If the Security is so applied, Tenant shall, upon demand, immediately deposit with Landlord a sum equal to the amount so used.

         5. CONDITION OF PREMISES. Tenant agrees that Tenant is familiar with the condition of both the Premises and the Property, and Tenant hereby accepts the foregoing on an "AS-IS," "WHERE-IS" basis, without any representation or warranty from Landlord whatsoever with respect thereto.

         6. SUBORDINATION; ATTORNMENT; ESTOPPEL. Provided that Tenant is provided with a reasonable and customary subordination, nondisturbance and attornment agreement duly executed by the holder of any mortgage or deed of trust or the Landlord pursuant to any ground lease, this Lease shall be subject and subordinate at all times to any ground lease, mortgage or deed of trust that may now exist or hereafter be placed upon, and encumber, any or all of the Property. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground lease, mortgage or deed of trust liens to this Lease. In addition, Tenant agrees, within 10 days after request by Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating such matters pertaining to this Lease as may be reasonably requested by Landlord. In the event of a sale or conveyance by Landlord of the Property, the same shall operate to release Landlord from any future liability for any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to Landlord's successor in interest with respect thereto and agrees to attorn to such successor.

         7. QUIET ENJOYMENT. Subject to the provisions of this Lease, so long as Tenant pays all of the Rent and performs all of its other obligations hereunder, Tenant shall not be disturbed in its possession of the Premises by Landlord or any other person lawfully claiming through or under Landlord.


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         8. ASSIGNMENT, SUBLETTING AND MORTGAGING. Tenant shall not, whether voluntarily, or by operation of law, or otherwise sublet, assign, mortgage, pledge, encumber, or otherwise hypothecate or transfer this Lease or the Premises, or any part thereof, in any manner whatsoever.

         9. COMPLIANCE WITH LAWS. Tenant shall, at its sole expense (regardless of the cost thereof), comply with all local, state and federal laws, rules, regulations and requirements now or hereafter in force and all judicial and administrative decisions pertaining thereto (collectively, "LAWS"), pertaining to either or both of the Premises and Tenant's use and occupancy thereof.

         10. HAZARDOUS MATERIALS. If, during the Term any Hazardous Material (defined below) is generated, transported, stored, used, treated or disposed of at, to, from, on or in either or both of the Premises and the Property by, or as a result of any act or omission of, any or all of Tenant and any or all of Tenant's Parties (defined below): (i) Tenant shall, at its own cost, at all times comply (and cause all others to comply) with all laws relating to Hazardous Materials, including, but not limited to, all Environmental Laws (defined below), and Tenant shall further, at its own cost, obtain and maintain in full force and effect at all times all permits and other approvals required in connection therewith; (ii) Tenant shall promptly provide Landlord with complete copies of all communications, permits or agreements with, from or issued by any governmental authority or agency (federal, state or local) or any private entity relating in any way to the presence, release, threat of release, or placement of Hazardous Materials on or in the Premises or any portion of the Property, or the generation, transportation, storage, use, treatment, or disposal at, on, in or from the Premises, of any Hazardous Materials; (iii) Landlord, and its respective agents and employees shall have the right to either or both (x) enter the Premises and (y) conduct appropriate tests for the purposes of ascertaining Tenant's compliance with all Laws (including Environmental Laws), rules or permits relating in any way to the generation, transport, storage, use, treatment, disposal or presence of Hazardous Materials on, at, in or from all or any portion of either or both of the Premises and the Property; and (iv) upon written request by Landlord or Agent, Tenant shall provide Landlord with the results of reasonably appropriate tests of air, water or soil to demonstrate that Tenant complies with all Laws, rules or permits relating in any way to the generation, transport, storage, use, treatment, disposal or presence of Hazardous Materials on, at, in or from all or any portion of either or both of the Premises and the Property. Tenant covenants to investigate, clean up and otherwise remediate, at Tenant's sole expense, any release of Hazardous Materials caused, contributed to, or created by any or all of (A) Tenant and (B) any or all of Tenant's officers, directors, members, managers, partners, invitees, agents, employees, contractors or representatives ("TENANT PARTIES") during the Term. Such investigation and remediation shall be performed only after Tenant has obtained Landlord's prior written consent; provided, however, that Tenant shall be entitled to respond immediately to an emergency without first obtaining such consent. All remediation shall be performed in strict compliance with Environmental Laws and to the reasonable satisfaction of Landlord. Tenant shall be liable for any and all conditions covered hereby, and for all costs relating thereto, that are caused or created by any or all of Tenant and any or all of Tenant's Parties. Tenant shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Materials in any way connected to the Premises without first obtaining Landlord's written consent (which consent may be given or withheld in Landlord's sole, but reasonable, discretion) and affording


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Landlord the reasonable opportunity to participate in any such proceedings. As used herein, the term (x) "ENVIRONMENTAL LAWS" shall mean any and all laws pertaining to Hazardous Materials or that otherwise deal with, or relate to, air or water quality, air emissions, soil or ground conditions or other environmental matters of any kind; and (y) "HAZARDOUS MATERIALS" shall mean any waste, material or substance (whether in the form of liquids, solids or gases, and whether or not airborne) that is or may be deemed to be or include a pesticide, petroleum, asbestos, polychlorinated biphenyl, radioactive material, urea formaldehyde or any other pollutant or contaminant that is or may be deemed to be hazardous, toxic, ignitable, reactive, corrosive, dangerous, harmful or injurious, or that presents a risk to public health or to the environment, and that is or becomes regulated by any Environmental Law.

         11. INSURANCE.

                  11.1 INSURANCE TO BE MAINTAINED BY LANDLORD. Landlord shall maintain (a) "all-risk" property insurance policy covering the Property (at its full replacement cost), but excluding Tenant's Property (defined below), and (b) commercial general public liability insurance covering Landlord for claims arising out of liability for bodily injury, death, personal injury, advertising injury and property damage occurring in and about the Property and otherwise resulting from any acts and operations of Landlord, its agents and employees, all of the above with limits that are required by any lender(s) of Landlord, or as are otherwise reasonably determined by Landlord.

                  11.2 INSURANCE TO BE MAINTAINED BY TENANT. Tenant shall purchase, at its own expense, and keep in force at all times during this Lease the policies of insurance set forth below in SECTIONS 11.3 and 11.4 collectively, ("TENANT'S POLICIES"). All Tenant's Policies shall (a) be issued by an insurance company with a Best rating of A-X or better and otherwise reasonably acceptable to Landlord and shall be licensed to do business in the state in which the Property is located; (b) provide that said insurance shall not be canceled or materially modified unless 30 days' prior written notice shall have been given to Landlord; and (c) otherwise be in such form, and include such coverages, as Landlord may reasonably require. All Tenant's Policies (or, at Landlord's option, Certificates of Insurance, in a form reasonably acceptable to Landlord, evidencing said Tenant's Policies), shall be delivered to Landlord by Tenant upon commencement of the Lease and renewals thereof shall be delivered at lease [SIC] 30 days prior to the expiration of each Tenant's Policy. Tenant shall give prompt notice to Landlord and Agent of any bodily injury, death, personal injury, advertising injury or property damage occurring in and about the Property.

                  11.3 GENERAL LIABILITY AND AUTO INSURANCE. Tenant shall purchase and maintain, throughout the Term, a Tenant's Policy(ies) of (i) commercial general or excess liability insurance, including personal injury and property damage, in the amount of not less than $1,000,000.00 per occurrence, and $3,000,000.00 annual general aggregate, per location; (ii) comprehensive automobile liability insurance covering Tenant against any losses arising out of liability for personal injuries or deaths of persons and property damage occurring in or about the Premises in the amount of not less than $1,000,000.00 combined single limit. The Tenant's Policies required by this SECTION 11.3 shall
(a) name Landlord, Agent, and any party holding an interest to which this Lease may be subordinated as additional insureds; (b) provide coverage on an occurrence basis; (c) provide coverage for the indemnity obligations


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of Tenant under this Lease; (d) contain a severability of insured parties provision and/or a cross liability endorsement; (e) be primary, not contributing with, and not in excess of, coverage that Tenant may carry; and (f) provide coverage with no exclusion for a pollution incident arising from a hostile fire.

                  11.4 PROPERTY AND WORKERS' COMPENSATION INSURANCE. Tenant shall purchase and maintain, throughout the Term, a Tenant's Policy or Policies of (i) "all-risk" property insurance covering Tenant's Property (at its full replacement cost), and damage to other property resulting from any acts or operations of Tenant, and (ii) workers' compensation insurance per the applicable state statutes covering all employees of Tenant.

                  11.5 WAIVER OF SUBROGATION. To the extent permitted by law, and without affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other for (a) damages to property, (b) damages to all or any portion of either or both of the Premises and the Property, (c) claims arising by reason of the foregoing, to the extent such damages and claims are insured against, or required to be insured against, by Landlord or Tenant under this Lease, or (d) claims paid by Tenant's workers' compensation carrier. This provision is intended to waive, fully and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation by any insurance carrier. The coverage obtained by each party pursuant to this Lease shall include, without limitation, a waiver of subrogation by the carrier which conforms to the provisions of this section.

         12. ALTERATIONS. Tenant may, from time to time, at its expense, make alterations or improvements in and to the Premises (the "ALTERATIONS"), provided that Tenant first obtains the written consent of Landlord in each instance. After obtaining Landlord's consent to Alterations Tenant shall cause the Alterations to be performed in compliance with all applicable permits, laws and requirements of public authorities, and with all rules and regulations or any other restrictions that Landlord or Agent may impose thereon. Tenant shall pay when due all claims for labor and material furnished to the Premises in connection with the Alterations and shall not permit any mechanics or materialmen's liens to attach to the Premises or the Property.

         13. LANDLORD'S AND TENANT'S PROPERTY. All fixtures, machinery, equipment, improvements and appurtenances attached to, or built into, the Premises at the commencement of, or during the Term, whether or not placed there by or at the expense of Tenant, shall become and remain a part of the Premises; shall be deemed the property of Landlord (the "LANDLORD'S PROPERTY"), and shall not be removed by Tenant at the Expiration Date unless Landlord requests their removal. All movable non-structural partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment that are installed in the Premises by, or for the account of, Tenant and without expense to Landlord and that can be removed without structural damage to the Property, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively, the "TENANT'S PROPERTY") shall be and shall remain the property of Tenant. At or before the Expiration Date, or the date of any earlier termination, Tenant, at its expense, shall remove from the Premises all of Tenant's Property and any Alterations (except such items thereof as constitute Landlord's Property) and Tenant shall repair any damage to the Premises or the Property resulting from any installation and/or removal thereof.


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         14. REPAIRS AND MAINTENANCE. Tenant shall, at its expense, throughout the Term maintain and preserve, in first-class condition (subject to normal and customary wear and tear), the Premises and the fixtures and appurtenances therein. Landlord shall repair, replace and restore the foundation, exterior and interior load-bearing walls, roof structure and roof covering and tuckpointing of the Property; the cost of which shall constitute Operating Expenses.

         15. UTILITIES. Tenant shall purchase all utility services from the utility or municipality providing such service; shall provide for scavenger, cleaning and extermination services; and shall pay for such services when payments are due.

         16. INVOLUNTARY CESSATION OF SERVICES. Landlord reserves the right, without any liability to Tenant and without affecting Tenant's covenants and obligations hereunder (including without limitation, the obligation to pay rent), to stop service of any or all of the HVAC, electric, sanitary, elevator (if any), or other systems serving the Premises, or to stop any other services required by Landlord under this Lease, whenever and for so long as may be necessary by reason of, or the making of, repairs or changes or any other cause beyond Landlord's reasonable control. In no event shall such interruption of services be deemed an eviction or disturbance of Tenant's use and possession of the Premises.

         17. LANDLORD'S RIGHTS. Landlord, and its Agents, employees and representatives shall have the right to enter and/or pass through the Premises at any time or times upon reasonable prior notice (except in the event of emergency): (a) to examine and inspect the Premises; (b) to make such repairs and improvements in or to the Premises and the Property; (c) to exhibit the Premises to prospective tenants.

         18. NON-LIABILITY AND INDEMNIFICATION.

                  18.1 Non-Liability. None of Landlord, any other managing agent, or their respective affiliates, owners, partners, directors, officers, agents and employees shall be liable to Tenant for any loss, injury, or damage, to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss.

                  18.2 Indemnification. Tenant hereby indemnifies, defends, and holds Landlord, and its affiliates, owners, partners, directors, officers, agents and employees (collectively, "LANDLORD INDEMNIFIED PARTIES") harmless from and against any and all claims, demands, expenses, actions, judgments, damages (whether direct or indirect, known or unkown [SIC] foreseen or unforeseen), penalties, fines, liabilities, losses, suits, administrative proceeding costs and fees, including, without limitation attorneys' fees, arising from or in connection with (a) any act, omission or negligence of any or all of Tenant and Tenant's Parties; (b) any accident, injury or damage whatsoever (unless caused by Landlord's negligence) occurring in, at or upon either or both of the Property and the Premises and caused by any or all of Tenant and Tenant's Parties; (c) any breach by Tenant of any of its warranties and representations under this Lease; (d) any actions necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding or other proceeding under the Bankruptcy Code; (e) any violation or alleged violation by any or all of Tenant and Tenant's Parties of any Law including, without limitation, any Environmental Law; (f) claims for work or labor performed or materials supplies furnished to or at the request of any or all of Tenant and Tenant's Parties; (g) claims arising from any breach or default on the


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part of Tenant in the performance of any covenant contained in this Lease. The provisions of this Section 18.2 shall survive the expiration or termination of this Lease.

         19. FORCE MAJEURE. The obligations of Tenant hereunder shall not be affected, impaired or excused, and Landlord shall have no liability whatsoever to Tenant, with respect to any act, event or circumstance arising out of (a) Landlord's failure to fulfill, or delay in fulfilling any of its obligations under this Lease by reason of any cause beyond Landlord's reasonable control;
(b) any failure or defect in the supply, quantity or character of utilities furnished to the Premises; (c) by reason of any requirement, act or omission of any public utility or others serving the Property, beyond Landlord's reasonable control.

         20. DAMAGE OR DESTRUCTION. If either or both of the Property and the Premises is damaged by fire or other insured casualty, Landlord shall have the option either: (a) to terminate this Lease (by so advising Tenant, in writing) within 10 days after said destruction or casualty effective as of the date upon which Tenant receives timely written notice thereof; or (b) to restore and rebuild the Property and/or the Premises with reasonable dispatch.

         21. EMINENT DOMAIN. If the whole, or any substantial portion, of the Property is taken or condemned for any public use under any Law or by right of eminent domain, or by private purchase in lieu thereof, and such taking would prevent or materially interfere with the Permitted Use of the Premises, this Lease shall terminate effective when the physical taking of said Premises occurs. If less than a substantial portion of the Property is so taken or condemned, this Lease shall not terminate, but the Rent payable hereunder shall be proportionally abated to the extent of any actual loss of use of the Premises by Tenant. Landlord shall be entitled to any and all payment, income, rent or award, or any interest therein whatsoever, which may be paid or made in connection with such a taking or conveyance.

         22. SURRENDER AND HOLDOVER. On the last day of the Term, or upon any earlier termination of this Lease, (a) Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair except for ordinary wear and tear and (b) Tenant shall remove all of Tenant's Property therefrom, except as otherwise expressly provided in this Lease. If Tenant remains in possession after the Expiration Date hereof or after any earlier termination date of this Lease, Tenant shall be deemed a tenant-at-will terminable upon 30 days' written notice from Landlord shall pay 200% of the aggregate of the Base Rent and Additional Rent last prevailing hereunder, and also shall pay all actual damages sustained by Landlord, directly by reason of Tenant's remaining in possession after the expiration or termination of this Lease.

         23. EVENTS OF DEFAULT. Each of the following shall constitute a default by Tenant under this Lease: (a) if Tenant fails to pay Rent or any other payment when due hereunder; (b) if Tenant fails to timely comply with, or satisfy, and or all of the obligations imposed on Tenant under this Lease (other than the obligation to pay Rent) for a period of 30 days after Landlord's delivery to tenant of written notice of such default provided, however, that if the default cannot, by its nature, be cured within such 30 day period, but Tenant commences and diligently pursues a cure of such default promptly within the initial 30 day cure period, then Landlord shall not exercise its remedies unless such default remains uncured for more than 60 days after Landlord's initial notice; or (c) if Tenant makes a general assignment for the benefit of


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creditors, a petition under any state or federal bankruptcy or insolvency law if filed by or against Tenant (unless in the case of a petition filed against Tenant, the same is dismissed within 30 days after filing), a receiver of Tenant, or of, or for, the property of Tenant shall be appointed, or Tenant admits it is insolvent or is not able to pay its debts as they mature.

         24. RIGHTS AND REMEDIES. In the event of any default by Tenant under this Lease, Landlord, at its option, and after any applicable notice and cure period but without additional notice or demand from Landlord, if any, as provided in Section 23 has expired, may, exercise any and all of its rights and remedies provided in this Lease, as well as any or all rights and remedies available at law or in equity. Any and all costs, expenses and disbursements, of any kind or nature, incurred by Landlord in connection with the enforcement of any and all of the terms and provisions of this Lease, including attorneys' reasonable fees (through all appellate proceedings), shall be due and payable (as Additional Rent) upon Landlord's submission of an invoice therefor. All sums advanced by Landlord on account of Tenant pursuant to any other provision of this Lease, and all Base Rent and Additional Rent, if delinquent or not paid by Tenant and received by Landlord when due hereunder, shall bear interest at the rate of 5% per annum above the "prime" or "reference" or "base" rate (on a per annum basis) of interest publicly announced as such, from time to time, by the First Chicago/NBD Bank, from the due date thereof until paid, and such interest shall be and constitute Additional Rent and be due and payable upon Landlord's or Agent's submission of an invoice therefor. The various rights, remedies and elections of Landlord reserved, expressed or contained herein are cumulative and no one of them shall be deemed to be exclusive of the others or of such other rights, remedies, options or elections as are now or may hereafter be conferred upon Landlord by law.

         25. MISCELLANEOUS.

                  25.1 NOTICES. Any notice required to be given by either party pursuant to this Lease, shall be in writing and shall be deemed to have been properly given, rendered or made only if personally delivered, or if sent by Federal Express or other comparable commercial overnight delivery service, addressed to the other party at the addresses set forth below (or to such other address as Landlord or Tenant may designate to each other from time to time by written notice), and shall be deemed to have been given, rendered or made on the day so delivered or on the first business day after having been deposited with the courier service:

If to Landlord:         First Industrial, L.P.
                        311 South Wacker Drive, Suite 4000
                        Chicago, IL 60606
                        Attn:  Portfolio Manager

With a copy to:         First Industrial Realty Trust, Inc.
                        7615 Golden Triangle Drive, Suite N
                        Eden Prairie, MN 55344
                        Attn:  Regional Manager


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With a copy to:         Barack Ferrazzano Kirschbaum Perlman & Nagelberg, LLC
                        333 West Wacker Drive, Suite 2700
                        Chicago, IL 60606
                        Attn:  Suzanne Bessette-Smith

If to Tenant:           Penta Pure Corporation
                        1000 Apollo Road
                        Eagan, MN 55121
                        Attn:  Andrew Rensink

                  25.2 LEGAL COSTS. Any party in breach or default under this Lease (the "DEFAULTING PARTY") shall reimburse the other party (the "NONDEFAULTING PARTY") upon demand for any legal fees and court (or other administrative proceeding) costs or expenses that the Nondefaulting Party incurs in connection with the breach or default, regardless whether suit is commenced or judgment entered including, without limitation, legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise.

                  25.3 PARTIES BOUND. Except as otherwise expressly provided for in this Lease, this Lease shall be binding upon, and inure to the benefit of, the successors and assignees of the parties hereto. The liability of Landlord to Tenant hereunder shall be limited to the interest of Landlord in the Property, and Tenant agrees to look solely to Landlord's interest in the Property for the recovery of any judgment or award against Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

                  25.4 RECORDATION OF LEASE. Tenant shall not record or file this Lease (or any memorandum hereof) in the public records of any county or state.

                  25.5 SURVIVAL OF OBLIGATIONS. Upon the expiration or other termination of this Lease, neither party shall have any further obligation nor liability to the other except as otherwise expressly provided in this Lease and except for such obligations as, by their nature or under the circumstances, can only be, or by the provisions of this Lease, may be performed after such expiration or other termination.

                  25.6 Governing Law; Counterparts. This Lease shall be governed by and construed in accordance with the laws of the state in which the Property is located. If any provision of this Lease shall be invalid or unenforceable, the remainder of this Lease shall not be affected but shall be enforced to the extent permitted by law. This Lease may be executed in counterpart and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument.

                  25.7 TIME. Time is of the essence of this Lease. If the time for performance hereunder falls on a Saturday, Sunday or a day that is recognized as a holiday in the state in which the Property is located, then such time shall be deemed extended to the next day that is not a Saturday, Sunday or holiday in said state.

                  25.8 WAIVER OF TRIAL BY JURY. THE LANDLORD AND THE TENANT, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY


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WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY ANY PARTY TO THIS
LEASE WITH RESPECT TO THIS LEASE, THE PREMISES, OR ANY OTHER MATTER RELATED TO THIS LEASE OR THE PREMISES.

                  25.9 RIDERS. All Riders and Exhibits attached hereto and executed (or initialed) both by Landlord and Tenant shall be deemed to be a part hereof and hereby incorporated herein.

                  25.10 OTHER PROVISIONS. The following are made a part hereof with the same force and effect as if specifically set forth herein.

                  1. Premises and Property - Exhibit A
                  2. Floor Plan - Exhibit A-1
                  3. Legal Description - Exhibit B
                  4. Repairs and Improvements - Exhibit C
                  5. Building Rules and Regulations - Exhibit D
                  6. Tenant Operations Inquiry - Exhibit E

                           [Signature Page to follow]


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

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                               LANDLORD:

                               FIRST INDUSTRIAL, L.P., a Delaware
                               limited partnership

                               By:      First Industrial Realty Trust, Inc., a
                               Maryland corporation, its general partner

                               By:      /s/ Chris Willson
                                        ----------------------------------------

                               Name:    Chris Willson
                                        ----------------------------------------

                               Its:     Regional Director
                                        ----------------------------------------

                               ADDRESS:

                               First Industrial Realty Trust, Inc.
                               7615 Golden Triangle Drive
                               Suite N
                               Minneapolis, MN 55344



                               TENANT:

                               PENTA PURE CORPORATION, a Minnesota corporation

                               By:      /s/ Andrew Rensink
                                        ----------------------------------------

                               Name:    Andrew Rensink
                                        ----------------------------------------

                               Its:      VP - Operations
                                        ----------------------------------------

                               ADDRESS:

                               1000 Apollo Road
                               Eagan, MN  55121

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